EXECUTION COPY

                     SCHEDULE TO THE ISDA MASTER AGREEMENT

                         dated as of 15 December 2005

                                    between

(1)   THE ROYAL BANK OF SCOTLAND PLC (PARTY A); and

(2)   ARRAN FUNDING LIMITED (PARTY B)

PART 1. TERMINATION PROVISIONS

(a)   SPECIFIED ENTITY means in relation to Party A for the purpose of:

      Section 5(a)(v)   Not Applicable
      Section 5(a)(vi)  Not Applicable
      Section 5(a)(vii) Not Applicable
      Section 5(b)(iv)  Not Applicable

      and in relation to Party B for the purpose of:

      Section 5(a)(v)   Not Applicable
      Section 5(a)(vi)  Not Applicable
      Section 5(a)(vii) Not Applicable
      Section 5(b)(iv)  Not Applicable

(b)   SPECIFIED TRANSACTION will have the meaning specified in Section 14.

(c) The BREACH OF AGREEMENT provision of Section 5(a)(ii) will apply to Party A and will not apply to Party B.

(d) The CREDIT SUPPORT DEFAULT provision of Section 5(a)(iii) will apply to Party A and will not apply to Party B.

(e) The MISREPRESENTATION provision of Section 5(a)(iv) will apply to Party A and will not apply to Party B.

(f) The DEFAULT UNDER SPECIFIED TRANSACTION provision of Section 5(a)(v) will not apply to Party A and will not apply to Party B.

(g) The CROSS DEFAULT provisions of Section 5(a)(vi) will not apply to Party A and will not apply to Party B.

(h) In respect of Party A, the BANKRUPTCY provision of Section 5(a)(vii) will apply.

      In respect of Party B, the BANKRUPTCY provision of Section
      5(a)(vii)(2)(4) (as it applies to insolvency), (6), (7) and (9) will not apply.

      Section 5(a)(vii)(8) will not apply to Party B to the extent that any event caused by Party B, or to which Party B may be subject, is analogous to any of the events described in Sections 5(a)(vii)(2), (4) (as it applies to insolvency), (6), (7) and (9).

(i) The CREDIT EVENT UPON MERGER provisions of Section 5(b)(iv) will apply to Party A but will not apply to Party B.

(j) The TAX EVENT provision of Section 5(b)(ii) will not apply to Party A and will not apply to Party B.

(k) The TAX EVENT UPON MERGER provision of Section 5(b)(iii) will not apply to Party A and will not apply to Party B.

(l) The AUTOMATIC EARLY TERMINATION provision of Section 6(a) will not apply to Party A and will not apply to Party B.

(m)   PAYMENTS ON EARLY TERMINATION.  For the purposes of Section 6(e) of this
      Agreement:

      (i)    Market Quotation will apply.

      (ii)   The Second Method will apply.

(n)   TERMINATION CURRENCY means Sterling.

(o) ADDITIONAL TERMINATION EVENT will apply. The following shall constitute Additional Termination Events:

      (1) ENFORCEMENT NOTICE. The Note Trustee gives an Enforcement Notice pursuant to Condition 10 (Event of Default) of the Conditions. For the purposes of this Additional Termination Event, Party B shall be the sole Affected Party.

      (2) RATINGS DOWNGRADE OF PARTY A. The Additional Termination Events resulting from Party A's failure to take the relevant measures described in Part 5(c) (Ratings Downgrade) (if applicable) (for which Party A shall be the Affected Party).

      (3) WITHHOLDING TAX: Any withholding tax is imposed in relation to Party B's payments under this Agreement or in relation to Party A's payments under this Agreement and, following the expiration of any period during which Party A is required to mitigate against the imposition of such withholding tax as set out in Part 5(g) of this Schedule, the imposition of such withholding tax is determined by an extraordinary resolution of the holders of the Notes in accordance with condition 14 of the terms and conditions of the Notes to be a basic term modification.

             Party B shall procure that Party A is notified of any such determination as soon as reasonably practicable after such extraordinary resolution has been passed. The Affected Party for the purposes of this Additional Termination

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

             Event shall be the party making the payments upon which the relevant withholding tax is imposed.

      For the purposes of this Part 1(o), "NOTES" shall mean the relevant class or sub-class of Notes to which this Agreement relates, as identified in the applicable confirmation.

      In the case of the Additional Termination Event described in clause (1) above, the provisions of Section 6(b)(iv) shall be modified to provide that Party B will, by not more than 20 days notice to Party A, and provided that the relevant Additional Termination Event is then continuing, designate a day not earlier than the day such notice is effective as an Early Termination Date in respect of all Affected Transactions, provided however, that such Early Termination Date shall not be later nor earlier than the date set for redemption of the Notes in accordance with Condition 10 of the terms and conditions of the Notes, as applicable.

      Part 2. Tax Representations

(a) PAYER REPRESENTATIONS. For the purpose of Section 3(e) of this Agreement Party B makes no representation and Party A will make the following representation:

      It is not required by any applicable law, as modified by the practice of any relevant governmental revenue authority, of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Section 2(e), 6(d)(ii) or 6(e) of this Agreement) to be made by it to the other party under this Agreement. In making this representation, it may rely on (i) the accuracy of any representations made by the other party pursuant to Section 3(f) of this Agreement, (ii) the satisfaction of the agreement contained in Section 4(a)(i) or 4(a)(iii) of this Agreement and the accuracy and effectiveness of any document provided by the other party pursuant to Section 4(a)(i) or 4(a)(iii) of this Agreement and (iii) the satisfaction of the agreement of the other party contained in Section 4(d) of this Agreement, provided that it shall not be a breach of this representation where reliance is placed on clause (ii) and the other party does not deliver a form or document under Section 4(a)(iii) by reason of material prejudice to its legal or commercial position.

(b)   PAYEE REPRESENTATIONS.  For the purpose of Section 3(f) of this
      Agreement,

      (1)    Party A makes the following representations:

             (a) it is a party to each transaction solely for the purposes of a trade (or part of a trade) carried on by it in the United Kingdom through a branch or agency; and

             (b) it is resident in the United Kingdom or in a jurisdiction with which the United Kingdom has a double tax treaty which makes provision, whether for relief or otherwise, in relation to interest, and

      (2)    Party B makes the following representation:

             (a)  it is a company duly incorporated under the laws of Jersey.

PART 3. AGREEMENT TO DELIVER DOCUMENTS

For the purpose of Sections 4(a)(i) and (ii) of this Agreement, each party agrees to deliver the following documents, as applicable:-

(a)   Tax forms, documents or certificates to be delivered are:-

      None

(b)   Other documents to be delivered are:-

PARTY     FORM/DOCUMENT/                                                                  DATE BY      COVERED BY
REQUIRED  CERTIFICATE                                                                     WHICH TO     SECTION 3(D)
TO                                                                                        BE           REPRESENTATION
DELIVER                                                                                   DELIVERED
DOCUMENT
Party A   Appropriate evidence of the authority and true                                  On signing   Yes
and       signatures of each official or representative signing                           of this
Party B   this Agreement or, as the case may be, a Confirmation, on its behalf            Agreement

Party A   Legal opinion regarding the capacity, authority and due authorisation           On the       No
and Party of each party to enter into this Agreement, in form and substance               signing
B         satisfactory to the other party                                                 of this
                                                                                          Agreement

Party B   A copy of the resolution of the Board of Directors of Party B approving         On signing   Yes
          this Agreement and the Transactions contemplated by this Agreement              of this
          and authorizing a specified person or persons to execute this Agreement         Agreement
          and any Confirmation on behalf of Party B


Any copy documents shall be certified by a competent senior official of Party B as being correct, complete and in full force and effect as at the date no earlier than the date of this Agreement.

PART 4. MISCELLANEOUS

(a)   ADDRESSES FOR NOTICES.  For the purpose of Section 12(a) of this
      Agreement:-


      Notices or communications to Party A (other than for Section 5 or 6 Notices) to be sent to the address listed in the Confirmation provided by Party A or if prior to this Confirmation being received, to:-

      Address:          c/o RBS Financial Markets, 280 Bishopsgate, London,
                        EC2M 4RB

      Attention:        Swaps Administration

      Fax:              020 7085 5050

      Telephone:        020 7085 5000

      Address for notices or communications to Party A for Section 5 or 6:-

      Address:          c/o RBS Financial Markets, 135 Bishopsgate, London,
                        EC2M 3UR

      Attention:        Head of Legal, Financial Markets

      Fax:              020 7085 8411

      Address for notices or communications to Party B:-

      Address:          22 Grenville Street
                        St. Helier
                        Jersey JE4 8PX

      Attention:        The Directors, Arran Funding Limited

      Telephone No:     01534 609000
      Facsimile No:     01534 609333

      With a copy in the case of notices or communications relating to Sections 5, 6, 7, 11 or 13 to:

      Address:          Bank of New York
                        1 Canada Square
                        London  E14 5AL

      Attention:        Global Structured Products Unit (Corporate Trust)

      Facsimile No.:    0207 964 6061/6399
      Telephone:        0207 965 6056/6408

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


(b)   PROCESS AGENT.  For the purpose of Section 13(c) of this Agreement:-

      Party A appoints as its Process Agent: None

      Party B appoints as its Process Agent: Clifford Chance Secretaries Limited
                                             10 Upper Bank Street
                                             Canary Wharf
                                             London
                                             E14 5JJ

(c)   OFFICES.  The provisions of Section 10(a) will apply to this Agreement.

(d)   MULTIBRANCH PARTY.  For the purpose of Section 10(c) of this Agreement:

      Party A is not a Multibranch Party.

      Party B is not a Multibranch Party.

(e)   CALCULATION AGENT. The Calculation Agent is Party A.

(f)   CREDIT SUPPORT DOCUMENT. Details of any Credit Support Document:

      In respect of Party A:the Approved Credit Support Document and any other document enabling the satisfaction of the collateral arrangements referred to in Part 5(c) (Ratings Downgrade) of this Schedule.

      "APPROVED CREDIT SUPPORT DOCUMENT" means the collateral agreement in the form of the ISDA Credit Support Annex (Bilateral Form - Transfer) (English Law), as modified by Paragraph 11 thereto, which is annexed to this Schedule.

      In respect of Party B:  None

(g) CREDIT SUPPORT PROVIDER. Credit Support Provider means in relation to Party A, any third party guarantor as referred to in Part 5(c) (Ratings Downgrade) of this Schedule.

      Credit Support Provider means in relation to Party B, not applicable.

(h) GOVERNING LAW. This Agreement will be governed by and construed in accordance with English law.

(i) NETTING OF PAYMENTS. Sub-paragraph (ii) of Section 2(c) of this Agreement will apply to Transactions entered into under this Agreement unless otherwise specified in a Confirmation.

(j) AFFILIATE will have the meaning specified in Section 14 of this Agreement, except that Party B will be deemed to have no Affiliates.

PART 5.  OTHER PROVISIONS

(a)   NO SET-OFF

      (i) All payments under this Agreement shall be made without set-off or counterclaim except as expressly provided for herein.

      (ii) Section 6(e) shall be amended by the deletion of the following sentence: "The amount, if any, payable in respect of an Early Termination Date and determined pursuant to this Section will be subject to any Set-off."

(b)   SECURITY INTEREST

      Notwithstanding Section 7 (including, for the avoidance of doubt, the amendments to Section 7 contained in Part 5(j) (Transfer) below), Party A hereby agrees and consents to the assignment by way of security by Party B of its interests under this Agreement (without prejudice to, and after giving effect to, any contractual netting provision contained in this Agreement) to the Note Trustee (or any successor thereto) pursuant to and in accordance with the Trust Deed and acknowledges notice of such assignment. Each of the parties hereby confirms and agrees that the Note Trustee shall not be liable for any of the obligations of Party B hereunder.

(c)   RATINGS DOWNGRADE

      (i)    INITIAL S&P RATING EVENT

             In the event that the short-term, unsecured and unsubordinated debt obligations of Party A and, if applicable, any Credit Support Provider of Party A cease to be rated at least as high as "A-1" by S&P (an "INITIAL S&P RATING EVENT"), then Party A will, within 30 calendar days of the occurrence of such Initial S&P Rating Event, on a reasonable efforts basis and at its own cost attempt either to:

             (A) transfer collateral in accordance with the provisions of the Credit Support Annex;

             (B) transfer all of its rights and obligations with respect to this Agreement to a replacement third party approved by Party B (acting reasonably) provided that either (1) such transfer would maintain the rating assigned to the Notes by S&P at, or restore the rating assigned to the Notes by S&P to, the level it would have been at but for such Initial S&P Rating Event or (2) such replacement third party is agreed between Party A and S&P ;

             (C) procure another person to become a co-obligor or guarantor in respect of Party A's obligations with respect to this Agreement, provided that either (1) such co-obligor arrangement or guarantee would maintain the rating assigned to the Notes by S&P at, or restore the rating assigned to the Notes by S&P to, the level it would have been at but for such Initial S&P Rating Event or (2) such co-obligor or guarantor is agreed between Party A and S&P ; or

             (D)   take such other action as Party A may agree with S&P.

             If at any time any of the measures described in Part 5(c)(i)(B),
             Part 5(c)(i)(C) and Part 5(c)(i)(D) above is taken or a relevant Rating Event Remedy occurs, all collateral (or the equivalent thereof, as appropriate) transferred by Party A pursuant to Part 5(c)(i)(A) above will be transferred by Party B back to Party A and Party A will not be required to transfer any additional collateral in respect of such Initial S&P Rating Event.

       (ii)  SUBSEQUENT S&P RATING EVENT

             In the event that the long-term, unsecured and unsubordinated debt obligations of Party A and, if applicable, any Credit Support Provider of Party A cease to be rated at least as high as "BBB-" by S&P (such event, a "SUBSEQUENT S&P RATING EVENT"), then Party A will:

             (A) immediately after, and in any event within 10 days of, the occurrence of such Subsequent S&P Rating Event, at its own cost and expense, use its best efforts to

                   (1) transfer all of its rights and obligations with respect to this Agreement to a replacement third party approved by Party B (acting reasonably) provided that either (aa) such transfer would maintain the rating assigned to the Notes by S&P at, or restore the rating assigned to the Notes by S&P to, the level it would have been at but for such Subsequent S&P Rating Event or (bb) such replacement third party is agreed between Party A and S&P ; or

                   (2)   take such other action as Party A may agree with S&P ;
                         and

             (B) if at the time such Subsequent S&P Rating Event occurs Party A has provided collateral pursuant to Part 5(c)(i)(A) above, continue to post collateral, in each case, in accordance with the provisions of the Credit Support Annex notwithstanding the occurrence of such Subsequent S&P Rating Event until such time as the measures described in Part 5(c)(ii)(A) above are effected or a relevant Rating Event Remedy occurs.

             If at any time the measures described in Part 5(c)(ii)(A) above are effected, all collateral (or the equivalent thereof, as appropriate) transferred by Party A pursuant to each of Part 5(c)(i)(A) and Part 5(c)(ii)(B) above will be transferred by Party B back to Party A and Party A will not be required to transfer any additional collateral in respect of such Subsequent S&P Rating Event. In addition, if a relevant Rating Event Remedy occurs at any time prior to a measure described in Part 5(c)(ii)(A) above being effected, any

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

             additional collateral (or the equivalent thereof, as appropriate) transferred by Party A pursuant to Part 5(c)(ii)(B) above will be transferred by Party B back to Party A and Party A will not be required to transfer any additional collateral in respect of such Subsequent S&P Rating Event.

      (iii)  INITIAL MOODY'S RATING EVENT

             In the event that:

             (A) the long-term, unsecured and unsubordinated debt obligations of Party A and, if applicable, any Credit Support Provider of Party A cease to be rated at least as high as "A1" (or its equivalent) by Moody's; or

             (B) the short-term, unsecured and unsubordinated debt obligations of Party A and, if applicable, any Credit Support Provider of Party A cease to be rated at least as high as "Prime- 1" (or its equivalent) by Moody's

             (each, an "INITIAL MOODY'S RATING EVENT"), then Party A will within 30 calendar days of the occurrence of such Initial Moody's Rating Event, on a reasonable efforts basis and at its own cost attempt either to:

             (1) transfer collateral in accordance with the provisions of the Credit Support Annex;

             (2) transfer all of its rights and obligations with respect to this Agreement to a replacement third party approved by Party B (acting reasonably) either (x) with the Moody's Required Ratings domiciled in the same legal jurisdiction as Party A, Party B or in England, or (y) as Party A may agree with Moody's;

             (3) procure another person to become a co-obligor or guarantor in respect of Party A's obligations under this Agreement, provided that such co-obligor or guarantor must be a person either (x) with the Moody's Required Ratings domiciled in the same legal jurisdiction as Party A, Party B or in England, or (y) as Party A may agree with Moody's; or

             (4)   take such other action as Party A may agree with Moody's.

             If at any time any of the measures described in Part 5(c)(iii)(2),
             Part 5(c)(iii)(3) and Part 5(c)(iii)(4) above is taken or a relevant Rating Event Remedy occurs, all collateral (or the equivalent thereof, as appropriate) transferred by Party A pursuant to Part 5(c)(iii)(1) above will be transferred by Party B back to Party A and Party A will not be required to transfer any additional collateral in respect of such Initial Moody's Rating Event.

      (iv)   SUBSEQUENT MOODY'S RATING EVENT

             In the event that:

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



             (A) the long-term, unsecured and unsubordinated debt obligations of Party A and, if applicable, any Credit Support Provider of Party A cease to be rated at least as high as "A3" (or its equivalent) by Moody's; or

             (B) the short-term, unsecured and unsubordinated debt obligations of Party A and, if applicable, any Credit Support Provider of Party A cease to be rated at least as high as "Prime- 2" (or its equivalent) by Moody's

             (each, a "SUBSEQUENT MOODY'S RATING EVENT"), then Party A will:

             (1) within 30 calendar days of the occurrence of such Subsequent Moody's Rating Event, on a reasonable efforts basis and at its own cost attempt either to:

                   (x) transfer all of its rights and obligations with respect to this Agreement to a replacement third party approved by Party B (acting reasonably) either (a) with the Moody's Required Ratings domiciled in the same legal jurisdiction as Party A, Party B or in England, or (b) as Party A may agree with Moody's;

                   (y) procure another person to become a co-obligor or guarantor in respect of Party A's obligations under this Agreement, provided that such co-obligor or guarantor must be a person either (a) with the Moody's Required Ratings domiciled in the same legal jurisdiction as Party A, Party B or in England, or (b) as Party A may agree with Moody's; or

                   (z) take such other action as Party A may agree with Moody's; and

             (2) prior to the later of the date that is 10 calendar days following the occurrence of such Subsequent Moody's Rating Event and the date that is 30 calendar days following the occurrence of an Initial Moody's Rating Event, transfer collateral, or, if at the time such Subsequent Moody's Rating Event occurs Party A has provided collateral pursuant to Part 5(c)(iii)(1) above, continue to post collateral, in each case in accordance with the provisions of the Credit Support Annex, notwithstanding the occurrence of such Subsequent Moody's Rating Event until such time as any of the measures described in Part 5(c)(iv)(1)(x), Part 5(c)(iv)(1)(y) and Part 5(c)(iv)(1)(z) above is taken.

             If at any time any of the measures described in Part 5(c)(iv)(1)(x), Part 5(c)(iv)(1)(y) and Part 5(c)(iv)(1)(z) above is taken all collateral (or the equivalent thereof, as appropriate) transferred by Party A pursuant to each of Part 5(c)(iii)(1) and Part 5(c)(iv)(2) above will be transferred by Party B back to Party A and Party A will not be required to transfer any additional collateral in respect of such Subsequent Moody's Rating Event. In addition, if a relevant Rating Event Remedy occurs at any time prior to any of the measures described in Part 5(c)(iv)(1)(x), Part 5(c)(iv)(1)(y) and Part 5(c)(iv)(1)(z) above being taken, any additional collateral (or the equivalent thereof, as appropriate) transferred by Party A pursuant to Part 5(c)(iv)(2) above will be transferred by Party B back to Party A and Party A will not be required to transfer any additional collateral in respect of such Subsequent Moody's Rating Event.

      (v)    INITIAL FITCH RATING EVENT

             If at any time:

             (A) in the event that the only Confirmations into which this Master Agreement (including this Schedule) is incorporated confirm basis swap transactions or interest rate swap transactions the long-term, unsecured and unsubordinated debt obligations of Party A and, if applicable, any Credit Support Provider of Party A, cease to be rated at least as high as "A" (or its equivalent); or

             (B) in the event that any of the Confirmations into which this Master Agreement (including this Schedule) is incorporated confirm a cross currency interest rate swap transaction, the long-term, unsecured and unsubordinated debt obligations of Party A and, if applicable, any Credit Support Provider of Party A, cease to be rated at least as high as "A+" (or its equivalent) by Fitch Ratings; or

             (C) the short-term, unsecured and unsubordinated debt obligations of Party A and, if applicable, any Credit Support Provider of Party A, cease to be rated at least as high as "F1" (or its equivalent) by Fitch Ratings;

             (each, an "INITIAL FITCH RATING EVENT") then Party A will, within 30 calendar days of the occurrence of such Initial Fitch Rating Event, on a reasonable efforts basis and at its own cost, attempt either to:

             (1) transfer collateral in accordance with the provisions of the Credit Support Annex;

             (2) transfer all of its rights and obligations with respect to this Agreement to a replacement third party approved by Party B (acting reasonably) with the Fitch Minimum Ratings domiciled in the same legal jurisdiction as Party A, Party B or in England; or

             (3) procure another person to become co-obligor or guarantor in respect of Party A's obligations under this Agreement, provided that such co-obligor or guarantor must be a person with the Fitch Minimum

                   Ratings domiciled in the same legal jurisdiction as Party A, Party B or in England.

             If at any time any of the measures described in Part 5(c)(v)(2) and Part 5(c)(v)(3) above is taken or a relevant Rating Event Remedy occurs, all collateral (or the equivalent thereof, as appropriate) transferred by Party A pursuant to Part 5(c)(v)(1) above will be transferred by Party B back to Party A and Party A will not be required to transfer any additional collateral in respect of such Initial Fitch Rating Event.

      (vi)   FIRST SUBSEQUENT FITCH RATING EVENT

             If at any time:

             (A) the long-term, unsecured and unsubordinated debt obligations of Party A and, if applicable, any Credit Support Provider of Party A, cease to be rated at least as high as "BBB+" (or its equivalent) by Fitch Ratings; or

             (B) the short-term, unsecured and unsubordinated debt obligations of Party A and, if applicable, any Credit Support Provider of Party A, cease to be rated at least as high as "F2" (or its equivalent) by Fitch Ratings,

             (each, a "FIRST SUBSEQUENT FITCH RATING EVENT"), then Party A will:

             (1) within 30 calendar days of the occurrence of such First Subsequent Fitch Rating Event on a reasonable efforts basis and at its own cost attempt either to:

                   (aa) transfer all of its rights and obligations with respect to this Agreement to a replacement third party approved by Party B (acting reasonably) with the Fitch Minimum Ratings domiciled in the same legal jurisdiction as Party A, Party B or in England; or

                   (bb) procure another person to become co-obligor or guarantor in respect of Party A's obligations under this Agreement provided that such co-obligor or guarantor must be a person with the Fitch Minimum Ratings domiciled in the same legal jurisdiction as Party A, Party B or in England.

             (2)   (aa)  on a reasonable efforts basis and at its own cost
                         attempt to transfer collateral in accordance with the provisions of the Credit Support Annex provided that the calculations of the Transferee's Exposure under, and each as defined in, the Credit Support Annex, shall be verified on a monthly basis by an independent third party (with the costs of such independent verification being borne by Party A); or

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


                   (bb) if at the time such First Subsequent Fitch Rating Event occurs Party A has provided collateral pursuant to Part 5(c)(v)(1) above, continue to post collateral, in each case in accordance with the provisions of the Credit Support Annex notwithstanding the occurrence of such First Subsequent Fitch Rating Event until such time as any of the measures described in Part 5(c)(vi)(1)(aa) and Part 5(c)(vi)(1)(bb) is taken, except that the calculations of the Transferee's Exposure under, and each as defined in, the Credit Support Annex, shall be verified on a monthly basis by an independent third party (with the costs of such independent verification being borne by Party A).

             If at any time any of the measures described in Part 5(c)(vi)(1)(aa) and Part 5(c)(vi) (1)(bb) is taken, all collateral (or the equivalent thereof, as appropriate) transferred by Party A pursuant to each of Part 5(c)(v)(1) and Part 5(c)(vi)(2) above will be transferred by Party B back to Party A and Party A will not be required to transfer any additional collateral in respect of such Subsequent Fitch Rating Event. In addition, if a relevant Rating Event Remedy occurs at any time prior to any of the measures described in Part 5(c)(vi)(1)(aa) and Part 5(c)(vi)(1)(bb) above being taken, any additional collateral (or the equivalent thereof, as appropriate) transferred by Party A pursuant to Part 5(c)(vi)(2) above will be transferred by Party B back to Party A and Party A will not be required to transfer any additional collateral in respect of such First Subsequent Fitch Rating Event.

      (vii)  SECOND SUBSEQUENT FITCH RATING EVENT

             If at any time:

             (A) the long-term, unsecured and unsubordinated debt obligations of Party A and, if applicable, any Credit Support Provider of Party A, cease to be rated at least as high as "BBB-" (or its equivalent) by Fitch Ratings; or

             (B) the short-term, unsecured and unsubordinated debt obligations, of Party A and, if applicable, any Credit Support Provider of Party A, cease to be rated at least as high as "F3" (or its equivalent) by Fitch Ratings

                   (each, a "SECOND SUBSEQUENT FITCH RATING EVENT") then Party A will, on a best efforts basis and at its own cost, attempt either to:

                   (1) transfer all of its rights and obligations with respect to this Agreement to a replacement third party approved by Party B (acting reasonably) with the Fitch Minimum Ratings domiciled in the same legal jurisdiction as Party A; or

                   (2) procure another person to become co-obligor or guarantor in respect of Party A's obligations under this Agreement, provided that such co-obligor or guarantor must be a person with the Fitch Minimum Ratings domiciled in the same legal jurisdiction as Party A, Party B or in England.

             If at any time any of the measures described in Part 5(c)(vii)(1) and Part 5(c)(vii)(2) above is taken, all collateral (or the equivalent thereof, as appropriate) transferred by Party A pursuant to each of Part 5(c)(v)(1) and Part 5(c)(vi)(2) above will be transferred by Party B back to Party A and Party A will not be required to transfer any additional collateral in respect of such Second Subsequent Fitch Rating Event.

      (viii) NOTICE OF RATING EVENTS

             Party A will promptly notify the Agent upon becoming aware that a Rating Event has occurred.

      (ix)   RATING EVENT COSTS AND EXPENSES

             On receipt by Party A of a written demand by Party B setting forth its reasonable costs and expenses (including legal fees) incurred by Party B and the Agent in connection with the requirements set forth in this Part 5(c) of this Agreement, Party A will immediately pay all such reasonable costs and expenses to Party B.

      (x)    CONSEQUENCES OF FAILURE TO COMPLY WITH RATING EVENT PROVISIONS

             (A) If an Initial S&P Rating Event occurs, a relevant Rating Event Remedy does not occur within 30 calendar days of the occurrence of such Initial S&P Rating Event and Party A fails to take any of the measures described in Part 5(c)(i)(A), Part 5(c)(i)(B), Part 5(c)(i)(C) and Part 5(c)(i)(D) above, such failure shall not be or give rise to an Event of Default but shall constitute an Additional Termination Event which shall be deemed to occur on the thirtieth calendar day following the occurrence of such Initial S&P Rating Event and in respect of which Party A shall be the sole Affected Party and all Transactions shall be Affected Transactions.

             (B) If a Subsequent S&P Rating Event occurs, a relevant Rating Event Remedy does not occur within 10 calendar days of the occurrence of such Subsequent S&P Rating Event and:

                   (1) Party A fails to take the measures described in Part 5(c)(ii)(B) above, if applicable, such failure shall not be or give rise to an Event of Default but shall constitute an Additional Termination Event which shall be deemed to occur on the tenth calendar day following the occurrence of such Subsequent S&P Rating Event and in respect of which Party

                         A shall be the sole Affected Party and all Transactions shall be Affected Transactions; and

                   (2) Party A fails to take the measures described in Part 5(c)(ii)(A) above, and notwithstanding whether Party A has satisfied the requirements of Part 5(c)(ii)(B) above, such failure shall not be or give rise to an Event of Default but shall constitute an Additional Termination Event which shall be deemed to occur on the tenth calendar day following the occurrence of such Subsequent S&P Rating Event and in respect of which Party A shall be the sole Affected Party and all Transactions shall be Affected Transactions.

             (C) If an Initial Moody's Rating Event occurs, and a relevant Rating Event Remedy does not occur within 30 calendar days of the occurrence of such Initial Moody's Rating Event and Party A fails to take any of the measures described in Part 5(c)(iii)(1), Part 5(c)(iii)(2), Part 5(c)(iii)(3) and Part 5(c)(iii)(4) above, such failure shall not be or give rise to an Event of Default but shall constitute an Additional Termination Event which shall be deemed to occur on the thirtieth calendar day following the occurrence of such Initial Moody's Rating Event and in respect of which Party A shall be the sole Affected Party and all Transactions shall be Affected Transactions.

             (D)   If a Subsequent Moody's Rating Event occurs and:

                   (1) a relevant Rating Event Remedy does not occur on or prior to the later of the date that is 10 calendar days following such Subsequent Moody's Rating Event and the date that is 30 calendar days following the occurrence of an Initial Moody's Rating Event and Party A fails to take the measures described in Part 5(c)(iv)(2) above, such failure shall be an Event of Default which shall be deemed to occur on the later of the date that is 10 calendar days following such Subsequent Moody's Rating Event and the date that is 30 calendar days following the occurrence of an Initial Moody's Rating Event and in respect of which Party A shall be the Defaulting Party; and

                   (2) a relevant Rating Event Remedy does not occur within 30 calendar days of the occurrence of such Subsequent Moody's Rating Event and Party A fails to take any of the measures described in Part 5(c)(iv)(1)(x), Part 5(c)(iv)(1)(y) and Part 5(c)(iv)(1)(z) above, and notwithstanding whether Party A has satisfied the requirements of Part 5(c)(iv)(2) above, such failure shall not be or give rise to an Event of Default but shall constitute an Additional Termination Event which shall be deemed to occur on the thirtieth calendar day following the occurrence of such Subsequent Moody's Rating Event and in respect of which Party A shall be the sole Affected Party and all Transactions shall be Affected Transactions.

             (E) If an Initial Fitch Rating Event occurs, a relevant Rating Event Remedy does not occur within 30 calendar days of the occurrence of such Initial Fitch Rating Event and Party A fails to take any of the measures described in Part 5(c)(v)(1), Part 5(c)(v)(2) and Part 5(c)(v)(3) above, such failure shall not be or give rise to an Event of Default but shall constitute an Additional Termination Event which shall be deemed to occur on the thirtieth calendar day following the occurrence of such Initial Fitch Rating Event and in respect of which Party A shall be the sole Affected Party and all Transactions shall be Affected Transactions.

             (F) If a First Subsequent Fitch Rating Event occurs, a relevant Rating Event Remedy does not occur within 30 calendar days of the occurrence of such First Subsequent Fitch Rating Event and Party A fails to take any of the measures described in Part 5(c)(vi)(1) and Part 5(c)(vi)(2) above, such failure shall not be or give rise to an Event of Default but shall constitute an Additional Termination Event which shall be deemed to occur on the thirtieth calendar day following the occurrence of such First Subsequent Fitch Rating Event and in respect of which Party A shall be the sole Affected Party and all Transactions shall be Affected Transactions.

             (G) If a Second Subsequent Fitch Rating Event occurs, a relevant Rating Event Remedy does not occur within 30 calendar days of the occurrence of such Second Subsequent Fitch Rating Event and Party A fails to take any of the measures described in Part 5(c)(vii)(1) and 5(h)(vii)(2) above, such failure shall not be or give rise to an Event of Default but shall constitute an Additional Termination Event which shall be deemed to occur on the thirtieth calendar day following the occurrence of such Second Subsequent Fitch Rating Event and in respect of which Party A shall be the sole Affected Party and all Transactions shall be Affected Transactions.

      (xi) Party B may only designate an Early Termination Date in respect of an Event of Default or Additional Termination Event under this
             Part 5(c) if:

             (1)   no amount would be payable by Party B to Party A pursuant to
                   Section 6(e) of this Agreement in respect of such Early Termination Date; or

             (2) if Party B has found a replacement counterparty willing to enter into a new transaction on terms that reflect as closely as reasonably possible, as determined by Party B in its sole and absolute discretion, the economic, legal and credit terms of each Transaction that would be a Terminated Transaction under this Agreement in respect of such Early Termination Date.

      (xii) Party B will use its reasonable efforts to cooperate with Party A in entering into such documents as may reasonably be requested by Party A in connection with any of the measures which Party A may take under this Part 5(c) following the occurrence of a Rating Event.

      (xiii) ADDITIONAL RATINGS EVENT DEFINITIONS. The following definitions are added to Section 14 of this Agreement:

             "CREDIT SUPPORT ANNEX" means the 1995 Credit Support Annex (Bilateral Form - Transfer) (English law) published by the International Swaps and Derivatives Association, Inc. entered into between Party A and Party B and attached to this Agreement.

             "FITCH MINIMUM RATINGS" means, in respect of the relevant entity, its short-term, unsecured and unsubordinated debt obligations are rated at least as high as F1 (or its equivalent) by Fitch Ratings and either:

             (a) in the event that the only Confirmations into which this Master Agreement (including this Schedule) is incorporated confirm basis swap transactions or interest rate swap transactions, its long-term, unsecured and unsubordinated debt obligations are rated at least as high as "A" (or its equivalent) by Fitch Ratings or such other rating as Party A may agree with Fitch Ratings from time to time; or

             (b) in the event that any of the Confirmations into which this Master Agreement (including this Schedule) is incorporated confirm a cross currency interest rate swap transaction, its long-term, unsecured and unsubordinated debt obligations are rated at least as high as "A+" (or its equivalent) by Fitch Ratings or such other rating as Party A may agree with Fitch Ratings from time to time.

             "MOODY'S REQUIRED RATINGS" means, in respect of the relevant entity, its short-term, unsecured and unsubordinated debt obligations are rated at least as high as "Prime-1" by Moody's and its long-term, unsecured and unsubordinated debt obligations are rated at least as high as "A1" by Moody's, or such other ratings as Party A may agree with Moody's from time to time.

             "RATING EVENT" means any of an Initial S&P Rating Event, a Subsequent S&P Rating Event, an Initial Moody's Rating Event, a Subsequent Moody's Rating Event, an Initial Fitch Rating Event, a First Subsequent Fitch Rating Event and a Second Subsequent Fitch Rating Event.

             "RATING EVENT REMEDY" means, with respect to:

             (a) an Initial S&P Rating Event, following the occurrence of such Rating Event the short-term, unsecured and unsubordinated debt obligations of Party A and, if applicable, any Credit Support Provider of Party A are rated at least as high as "A-1" by S&P ;

             (b) a Subsequent S&P Rating Event, following the occurrence of such Rating Event the long-term, unsecured and unsubordinated debt obligations of Party A and if applicable, any Credit Support Provider of Party A are rated at least as high as "BBB-" by S&P ;

             (c) an Initial Moody's Rating Event, following the occurrence of such Rating Event:

                   (A) the long-term, unsecured and unsubordinated debt obligations of Party A and, if applicable, any Credit Support Provider of Party A are rated at least as high as "A1" (or its equivalent) by Moody's; and

                   (B) the short-term, unsecured and unsubordinated debt obligations of Party A and, if applicable, any Credit Support Provider of Party A are rated at least as high as "Prime-1" (or its equivalent) by Moody's;

             (d) a Subsequent Moody's Rating Event, following the occurrence of such Rating Event:

                   (A) the long-term, unsecured and unsubordinated debt obligations of Party A and, if applicable, any Credit Support Provider of Party A are rated at least as high as "A3" (or its equivalent) by Moody's; and

                   (B) the short-term, unsecured and unsubordinated debt obligations of Party A and, if applicable, any Credit Support Provider of Party A are rated at least as high as "Prime-2" (or its equivalent) by Moody's;

             (e) an Initial Fitch Rating Event, following the occurrence of such Rating Event:

                   (A)   in the event that

                         (i) the only Confirmations into which this Master Agreement (including this Schedule) is incorporated confirm basis swap transactions or interest rate swap transactions, the long-term, unsecured and unsubordinated debt obligations of Party A and, if applicable, any Credit Support Provider of Party A are rated at least as high as "A" (or its equivalent) by Fitch Ratings; or

                         (ii) any of the Confirmations into which this Master Agreement (including this Schedule) is incorporated confirm a cross currency interest rate swap transaction, the long-term, unsecured and unsubordinated debt obligations of Party A and, if applicable, any Credit Support Provider of Party A are rated at least as high as "A+" (or its equivalent) by Fitch Ratings;

                   (B) the short-term, unsecured and unsubordinated debt obligations of Party A and, if applicable, any Credit Support Provider of Party A are rated at least as high as "F1" (or its equivalent) by Fitch Ratings;

             (f) a First Subsequent Fitch Rating Event, following the occurrence of such Rating Event:

                   (A) the long-term, unsecured and unsubordinated debt obligations of Party A and, if applicable, any Credit Support Provider of Party A are rated at least as high as "BBB+" (or its equivalent) by Fitch Ratings; and

                   (B) the short-term, unsecured and unsubordinated debt obligations of Party A and, if applicable, any Credit Support Provider of Party A are rated at least as high as "F2" (or its equivalent) by Fitch Ratings; and

             (g) a Second Subsequent Fitch Rating Event, following the occurrence of such Rating Event:

                   (A) the long-term, unsecured and unsubordinated debt obligations of Party A and, if applicable, any Credit Support Provider of Party A are rated at least as high as "BBB-" (or its equivalent) by Fitch Ratings; and

                   (B) the short-term, unsecured and unsubordinated debt obligations of Party A and, if applicable, any Credit Support Provider of Party A are rated at least as high as "F3" (or its equivalent) by Fitch Ratings.

(d)   RECORDING OF CONVERSATIONS

      Each party to this Agreement, acknowledges and agrees to the tape recording of conversations between the parties to this Agreement whether by one or other or both of the parties.

(e)   RELATIONSHIP BETWEEN THE PARTIES

      The Agreement is amended by the insertion after Section 14 of an additional Section 15, reading in its entirety as follows:

      "15.   RELATIONSHIP BETWEEN THE PARTIES

      Each party will be deemed to represent to the other party on the date on which it enters into a Transaction that (absent a written agreement between the parties that expressly imposes affirmative obligations to the contrary for that Transaction):

      (a) NON RELIANCE. It is acting for its own account, and it has made its own decisions to enter into that Transaction and as to whether that Transaction is appropriate or proper for it based upon advice from such advisers as it has deemed necessary. It is not relying on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into that Transaction; it being understood that information and explanations related to the terms and conditions of a Transaction shall not be considered investment advice or a recommendation to enter into that Transaction. It has not received from the other party any assurance or guarantee as to the expected results of that Transaction.

      (b) ASSESSMENT AND UNDERSTANDING. It is capable of assessing the merits of and understanding (through independent professional advice), and understands and accepts, the terms, conditions and risks of that Transaction.
             It is also capable of assuming, and assumes, the financial and other risks of that Transaction.

      (c) STATUS OF PARTIES. The other party is not acting as a fiduciary or an adviser for it in respect of that Transaction."





(f)   TAX

      (i) NO DEDUCTION OR WITHHOLDING: The "Deduction or Withholding for Tax" provisions of Section 2(d) will not apply to Party A and Party B.

      (ii) NO GROSS UP: Neither Party A nor Party B will in any circumstances be required to pay additional amounts in respect of any Indemnifiable Tax or be under any obligation to pay to the other any amount in respect of any liability of such other for or on account of any Tax and, accordingly, Section 2(d)(i)(4) shall not apply.

      (iii) REDUCTION OF AMOUNTS PAYABLE BY PARTY A: If any Tax shall be deducted, accounted for, or suffered on a payment due by Party Payer B any payments to be made by Party B hereunder shall be net of the amount of any Tax so withheld, accounted for, deducted or suffered and Party A's payment obligations shall be reduced in proportion to the amount by which the payments to be made by Party B are so reduced. If any Tax shall be deducted, accounted for, or suffered on a payment due by Payer A any payments to be made by Party A hereunder shall be made net of the amount of any taxes so withheld, accounted for, deducted or suffered and the payment obligations of Party B shall remain the same.

(g)   TRANSFER FOLLOWING IMPOSITION OF WITHHOLDING TAX

      (i)    Notwithstanding the preceding paragraphs and the provisions of
             Part 1(j) and Part 1(k) of this Schedule, Party A and Party B agree that if Party A becomes aware that, as a result of the occurrence of an event that would have constituted a Tax Event or a Tax Event Upon Merger save for the provisions of Part 1(j) and
             Part 1(k) of this Schedule, Party A would, on the next date for payment under this Agreement, be required by any relevant taxing authority or court of competent jurisdiction by operation of law to withhold or account for or deduct any amount in respect of tax, Party A will inform Party B and the Note Trustee.

      (ii) Party A will use its best endeavours (provided that using its best endeavours will not require it to incur any loss (including additional capital costs), excluding immaterial, incidental expenses) to (i) arrange for its obligations in respect of this Agreement to be transferred to and be assumed by an Affiliate incorporated in another jurisdiction or (ii) change the office through which it acts for the purposes of this Agreement in each case within 20 days of giving notice to Party B and the Note Trustee pursuant to Part 5(g)(i) above provided that, in each case, such course of action does not (a) result in the ratings of the Notes to which this Agreement relates being reduced or adversely affected by reference to the ratings which would otherwise have applied to such Notes if the circumstances described above had not occurred or (b) otherwise prejudice the position of Party B under this Agreement.

      (iii) If Party A is unable to arrange such substitution or change in office, Party A shall so inform Party B and the Note Trustee and shall use its best endeavours (provided that using its best endeavours will not require it to incur any loss (including additional capital costs), excluding immaterial, incidental expenses) to arrange for its obligations in respect of this Agreement to be transferred to and be assumed by another company incorporated in another jurisdiction within 30 days of informing Party B and the Note Trustee of its inability to arrange for a substitution or change in office pursuant to Part 5(g)(ii) above provided that such course of action does not (a) result in the ratings of the Notes to which this Agreement relates being reduced or adversely affected by reference to the ratings which would otherwise have applied to such Notes if the circumstances described above had not occurred or (b) otherwise prejudice the position of Party B under this Agreement.

(h)   CONDITION PRECEDENT

      Section 2(a)(iii) shall be amended by the deletion of the words "a Potential Event of Default".

(i)   ADDITIONAL DEFINITIONS

      Words and expressions defined in the prospectus dated 10 November 2005 in respect of Party B's $7,500,000,000 Medium Term Note Programme (the "PROSPECTUS") shall, except so far as the context otherwise requires, have the same meanings in this Agreement. In the event of any inconsistency between the definitions in this Agreement and in the Prospectus, the definitions in this Agreement shall prevail.

(j)   TRANSFER

      Section 7 is hereby amended to read in its entirety as follows:

      Except as stated under Section 6(b)(ii), as provided in the Schedule or as provided in this Section 7, and except for the assignment by way of security in favour of the Note Trustee under the Trust Deed neither Party A nor Party B is permitted to assign, novate or transfer as a whole or in part any of its rights, obligations or interests under this Agreement. Party A may transfer is rights and obligations under this Agreement (but, not its rights only) to another of Party A's offices, branches or Affiliates (the "TRANSFEREE") on ten Business Days' prior written notice, provided that (i) Party A delivers an opinion of independent counsel of recognised standing in form and substance satisfactory to the Note Trustee confirming that as at the date of such transfer the Transferee will not, as a result of such transfer, be required to withhold or deduct on account of tax under this Agreement, (ii) a Termination Event or Event of Default does not occur under this Agreement as a result of such transfer and (iii) the Note Trustee has received written affirmation of the rating agencies then rating the Notes (or their successors) that such transfer shall not adversely affect the then-current ratings of the Notes.

(k)   CONTRACTS (RIGHTS OF THIRD PARTIES) ACT 1999

      A person who is not a party to this Agreement has no right under, or by virtue of, the Contract (Rights of Third Parties) Act 1999 to enforce any term of this Agreement, but this does not affect any right or remedy of any person which exists or is available apart from that Act.

(l)   LIMITED RECOURSE AND NON PETITION


      The provisions of Clause 8 (Limited Recourse and Non-Petition) of the Common Terms and Clause 1.3.2 of the Trust Deed relating to the Notes apply to this Agreement as if set out in full in this Agreement, and as if Party A is a Secured Creditor.

(m)   SEPARATE AGREEMENT

      Section 1(c) (Single Agreement) will be deleted and replaced with the following:

      "Each Transaction is entered into the basis that this Master Agreement (including the Schedule and the Credit Support Annex to the Schedule) is incorporated by reference into the Confirmation relating to that Transaction so that this Master Agreement and the relevant Confirmation shall form a single agreement with respect to that Transaction. This Master Agreement shall not be constructed to form a single agreement with two or more Confirmations together unless specific provision to that effect is made in the relevant Confirmations. Accordingly, all references to this "Agreement" mean, with respect to any Transaction, this Master Agreement together with the Confirmation relating to that Transaction and any other Transaction entered into in relation to the same class or sub-class of Notes. It is understood that the parties would not enter into any Transaction except on the foregoing terms".

(n)   TERMINATION PAYMENTS

      Upon the occurrence of an Event of Default or an Additional Termination Event with respect to Party A, Party B will be entitled (but not obliged) to proceed in accordance with Section 6 of the Agreement subject to the following:

      (i) for the purposes of Section 6(d)(i), Party B's obligation with respect to the extent of information to be provided with its calculations is limited to information Party B has already received in writing and provided Party B is able to release this information without breaching the provisions of any law applicable to, or any contractual restriction binding upon, Party B;

      (ii) the following amendments shall be deemed to be made to the definition of MARKET QUOTATION:

             (1) the word "firm" shall be added before the word "quotations" in the second line; and

             (2) the words "provided that the documentation relating thereto is either the same as this Agreement and the existing confirmations hereto and the long-term, unsecured and unsubordinated debt obligations of the Reference Market-maker are rated not less than "AA-" by S&P, "A1" by Moody's and "A" by Fitch Ratings (or, if such Reference Market-maker is not rated by a Rating Agency, at such equivalent rating that is acceptable to such Rating Agency) or the Rating Agencies have confirmed in writing such proposed documentation will not adversely impact the ratings of the Notes" shall be added after "agree" in the sixteenth line; and

             (3) the last sentence shall be deleted and replaced with the following:

                   "If, on the last date set for delivery of quotations, exactly two quotations are provided, the Market Quotation will, irrespective of whether the sum is payable by Party A or by Party B, be equal to that amount which is the average of the two quotations. If only one quotation is provided on such date, Party B may, in its discretion, accept such quotation as the Market Quotation and if Party B does not accept such quotation (or if no quotation has been provided), it will be deemed that the Market

                   Quotation in respect of the Terminated Transaction cannot be determined."

(o)   MARKET QUOTATION

      For the purpose of the definition of Market Quotation, and without limitation of the general rights of Party B under the Agreement, Party B will undertake to use its reasonable efforts to obtain at least three firm quotations as soon as reasonably practicable after the Early Termination Date and in any event within six Local Business Days; and Party A shall, for the purposes of Section 6(e), be permitted to obtain on behalf of Party B quotations from Reference Market-makers.

      If no quotations have been obtained within six Local Business Days after the occurrence of the Early Termination Date or such longer period as Party B may specify in writing to Party A, then it will be deemed that the Market Quotation in respect of the Terminated Transaction cannot be determined.

      Party B will be deemed to have discharged its obligations under Part 5(n) (Termination Payments) above if it promptly requests, in writing, Party A (such request to be made within two Local Business Days after the occurrence of the Early Termination Date) to obtain on behalf of Party B quotations from Reference Market-makers. Party A agrees to act in accordance with such request and Party B will not be obliged to consult with Party A as to the day and time of obtaining any quotations.

(p)   CHANGE OF ACCOUNT

      Party A may change its account for receiving payment or delivery by giving notice to Party B at least 10 Local Business Days prior to the scheduled date for payment or delivery to which such change applies unless Party B gives timely notice of a reasonable objection to such change. Party B may change its account for receiving payment or delivery by giving notice to Party A at least 10 Local Business Days prior to the scheduled date for payment or delivery to which such change applies unless Party A gives timely notice of a reasonable objection to such change.

(q)   AMENDMENTS TO SECTION 6

      Upon the occurrence of an Event of Default pursuant to Section 5(a)(i) in circumstances where Party A is the Defaulting Party and Party B designates an Early Termination Date in respect of such Event of Default,
      (A) Section 6(e)(i)(3) shall be amended by the deletion of the words in the first sentence beginning "and the Termination Currency" on the third line and ending "Defaulting Party" on the fifth line, (B) the addition of the following words after the words "Terminated Transactions" in the third line of Section 6(e)(ii)(3): "less (B) the Termination Currency Equivalent of the Unpaid Amounts equal to the Value of the Credit Support Balance (if any) pursuant to Paragraph 6 of the ISDA Credit Support Annex (the "COLLATERAL UNPAID AMOUNTS") and (C) the insertion at the end of
      Section 6(e)(i)(3) of the following sentence:

      "Furthermore, a separate amount equal to the Termination Currency Equivalent of the Unpaid Amounts (other than Collateral Unpaid Amounts) owing to the Non-Defaulting Party less the Termination Currency Equivalent of the Unpaid Amounts (other than Collateral Unpaid Amounts) owing to the Defaulting Party will be payable. If that amount is a positive number, the Defaulting Party will pay it to the Non-defaulting Party; if it is a negative number, the Non-defaulting Party will pay the absolute value of that amount to the Defaulting Party."

      In addition, Section 6(d)(ii) shall be amended by the deletion of the word "An" at the beginning of the first sentence and the replacement of the word "Each" and each subsequent reference to "such amount" in Section 6(d)(ii) shall be replaced by a reference to "each amount" therein.

      For the purposes of this Part 5(q) and the payments referred to herein, the provisions of Section 2(c) shall not apply.

(r)   PAYMENTS TO THE PRINCIPAL PAYING AGENT

      Party A is hereby authorised to make payment of all sums which are payable to Party B under this Agreement direct to the Principal Paying Agent or such other person as may be specified in any Confirmation on behalf of Party B and any such payment will discharge Party A's obligation to make such payment to Party B.

IN WITNESS WHEREOF, the parties have executed and delivered this Schedule as of the date specified on the first page of this document.


THE ROYAL BANK OF SCOTLAND PLC            ARRAN FUNDING LIMITED

------------------------------            ------------------------------
By:                                       By:
      Name:                                     Name:
      Title                                     Title


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